                                                                    Exhibit 25.1

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                                    FORM T-l

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |_|

                              --------------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                              --------------------

                                Lear Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                   13-3386776
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Lear Operations Corporation
              (Exact name of obligor as specified in its charter)


Delaware                                                   38-3265872
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Lear Corporation Automotive Holdings
              (Exact name of obligor as specified in its charter)


Delaware                                                   11-2462850
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Lear Corporation EEDS and Interiors
               (Exact name of obligor as specified in its charter)


Delaware                                                 38-2446360
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                         Lear Seating Holdings Corp. #50
               (Exact name of obligor as specified in its charter)


Delaware                                                  38-2929055
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                             Lear Technologies, LLC
              (Exact name of obligor as specified in its charter)


Delaware                                                 52-2133836
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                  Lear Midwest Automotive, Limited Partnership
              (Exact name of obligor as specified in its charter)


Delaware                                                 61-1317467
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                      Lear Corporation Automotive Systems
              (Exact name of obligor as specified in its charter)


Ohio                                                     34-6534576
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                       Lear Automotive (EEDS) Spain S.L.
              (Exact name of obligor as specified in its charter)


Spain                                                    38-3384976
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                     Lear Corporation Mexico, S.A. de C.V.
              (Exact name of obligor as specified in its charter)


Mexico                                                   CIN-830323-T75
(State  or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                           identification no.)




21557 Telegraph Road
Southfield, MI                                           48086
(Address of principal executive offices)                 (Zip code)

                                 ----------------

           Zero-Coupon Convertible Senior Notes due February 20,2022
                      (Title of the indenture securities)

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

1.                   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION
                     AS TO THE TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
            Name                                        Address
--------------------------------------------------------------------------------

Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y.
                                            10045

Federal Deposit Insurance Corporation       Washington, D.C. 20429

New York Clearing House Association         New York, New York 10005

       (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-l filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-l filed with Registration Statement
              No. 33-2 1672 and Exhibit 1 to Form T-l filed with Registration Statement No. 33-29637.)


        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 33-31019.)


        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-l filed with Registration Statement No. 33-44051.)


        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of March, 2002.


                                              THE BANK OF NEW YORK



                                              By:  /s/ STACEY POINDEXTER
                                                 --------------------------
                                                 Name: STACEY POINDEXTER
                                                 Title: ASSISTANT TREASURER

                                   EXHIBIT 7



                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30,2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                               Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin .........................................................................          $ 3,238,092
  Interest-bearing balances ..........................................................            5,255,952
Securities:
  Held-to-maturity securities ........................................................              127,193
  Available-for-sale securities ......................................................           12,143,488
Federal funds sold and Securities purchased
  under agreements to resell .........................................................              281,677
Loans and lease financing receivables:
  Loans and leases held for sale .....................................................                  786
  Loans and leases, net of unearned
    income ...........................................................................           46,206,726
  LESS: Allowance for loan and
    lease losses .....................................................................              607,115
  Loans and leases, net of unearned
    income and allowance .............................................................           45,599,611
Trading Assets .......................................................................            9,074,924
Premises and fixed assets (including
  capitalized leases) ................................................................              783,165
Other real estate owned ..............................................................                  935
Investments in unconsolidated subsidiaries
  and associated companies ...........................................................              200,944
Customers' liability to this bank on
  acceptances outstanding ............................................................              311,521
Intangible assets
  Goodwill ...........................................................................            1,546,125
  Other intangible assets ............................................................                8,497
Other assets .........................................................................            8,761,129
                                                                                                -----------
Total assets .........................................................................          $87,334,039
                                                                                                ===========

LIABILITIES
Deposits:
  In domestic offices ................................................................          $28,254,986
  Noninterest-bearing ................................................................           10,843,829
  Interest-bearing ...................................................................           17,411,157
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ...........................................................           31,999,406
  Noninterest-bearing ................................................................            1,006,193
  Interest-bearing ...................................................................           30,993,213
Federal funds purchased and securities sold
  under agreements to repurchase .....................................................            6,004,678
Trading liabilities ..................................................................            2,286,940
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) ..............................................            1,845,865
Bank's liability on acceptances executed and
  outstanding ........................................................................              440,362
Subordinated notes and debentures ....................................................            2,196,000
Other liabilities ....................................................................            7,606,565
                                                                                                -----------
Total liabilities ....................................................................          $80,634,802
                                                                                                ===========
EQUITY CAPITAL
Common stock .........................................................................            1,135,284
Surplus ..............................................................................            1,050,729
Retained earnings ....................................................................            4,436,230
Accumulated other comprehensive income ...............................................               76,292
Other equity capital components ......................................................                    0
                                                                                                -----------
Total equity capital .................................................................            6,698,535
                                                                                                -----------
Total liabilities and equity capital .................................................          $87,334,039
                                                                                                ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro,
                                          Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                    Directors
Alan R. Griffith